UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2010

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Ventas, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy Securities and Exchange Commission (“SEC”) requirements as they relate to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) guidance pertaining to the accounting for the impairment or disposal of long-lived assets (“ASC 360”) and FASB ASC guidance pertaining to segment reporting (“ASC 280”).

In compliance with ASC 360, the Company has reported revenues and expenses from properties sold or held for sale during the first nine months of 2010 as components of discontinued operations for each period presented (including the comparable period of the prior year) in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 5, 2010 (the “3Q 2010 Form 10-Q”). Under SEC rules, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years presented in the Company’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), even though those financial statements relate to periods prior to the date of sale. This reclassification has no effect on the Company’s reported net income attributable to common stockholders or funds from operations.

In compliance with ASC 280, the Company has reflected the change in its reportable operating segments during the third quarter of 2010 for each period presented (including the comparable period of the prior year) in the 3Q 2010 Form 10-Q. Under SEC rules, the new segmentation is required to be reflected in previously issued annual financial statements for each of the three years presented in the Company’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act, even though those financial statements relate to periods prior to the change. This reclassification has no effect on the Company’s reported net income attributable to common stockholders or funds from operations.

This Current Report on Form 8-K updates Items 6, 7 and 8 of, and Exhibit 12 to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”), to reflect those properties sold or held for sale during the first nine months of 2010 and the change in reportable operating segments during the third quarter of 2010 for all periods presented. All other items of the 2009 Form 10-K remain unchanged. The Company has not made any attempt to update the matters in the 2009 Form 10-K, except to the extent expressly provided above.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit Number	Description

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Ernst & Young LLP.

99.1	2009 Form 10-K:

Item 6. Selected Financial Data;

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

Item 8. Financial Statements and Supplementary Data.

101	Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: November 8, 2010	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Ernst & Young LLP.

99.1	2009 Form 10-K: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data.

101	Interactive Data File.